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                                                                    EXHIBIT 99.2

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of FelCor Lodging Limited Partnership (the "Registrant") on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report), the undersigned hereby certifies, in the capacity as indicated below and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.





                  March 27, 2003
                                       /s/ RICHARD J. O'BRIEN
                                       -----------------------------------------
                                       Richard J. O'Brien
                                       Chief Financial Officer of FelCor Lodging
                                       Trust Incorporated, as general partner of
                                       FelCor Lodging Limited Partnership



A signed original of this written statement required by Section 906 has been provided to FelCor Lodging Limited Partnership and will be retained by FelCor Lodging Limited Partnership and furnished to the Securities and Exchange Commission or its staff upon request.